SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
To Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): June 22, 2004

BAM! ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-32989 (Commission File Number)	77-0553117 (I.R.S. Employer Identification No.)

333 West Santa Clara Street, Suite 716
San Jose, California 95113
(Address of Principal Executive Offices, Including Zip Code)

(408) 298-7500
(Registrant’s Telephone Number, Including Area Code)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On February 17, 2004, our management agreed with the management of VIS entertainment plc (“VIS”), a Scottish developer of interactive entertainment software products, on the terms of an offer (the “VIS Offer”) to acquire all of the Ordinary Shares, A Shares and B Shares of VIS in exchange for the issuance of up to 4.5 million unregistered shares (the “VIS Consideration Shares”) of our common stock. On May 19, 2004, all the terms of the VIS Offer were either satisfied or waived, and accordingly the VIS Offer was declared unconditional in all respects.

On February 17, 2004, our management entered into an agreement with the shareholders of State of Emergency Development Corporation (“SOED”) to acquire all of the share capital of SOED (the “SOED Acquisition”) in exchange for the issuance of up to 4.5 million unregistered shares of our common stock (the “SOED Consideration Shares”). The SOED Acquisition was conditional upon the closing of the acquisition by us of all of the VIS shares. On May 19, 2004, the SOED Acquisition was declared unconditional in all respects.

On June 22, 2004, the VIS Offer and the SOED Acquisition closed, and we issued 4.5 million unregistered shares of our common stock in exchange for the entire share capital of VIS and 4.5 million unregistered shares of our common stock in exchange for the share capital of SOED.

The VIS shareholders and the SOED shareholders placed a total of 750,000 of our shares issued in connection with the two transactions in an escrow account for the purpose of indemnifying us against any breach by VIS and SOED of the representations and warranties in the purchase agreements. In addition, the VIS shareholders and the SOED shareholders placed 450,000 of our shares to be issued in connection with the transactions in an escrow account to provide security for the additional Purchase Price Adjustments set forth in the agreement. We also placed a total of 750,000 of our shares into an escrow account for the purposes of indemnifying the shareholders of VIS and SOED against certain warranties made by us to VIS and SOED shareholders. The shares placed in escrow by us are in addition to the shares issued by us under the acquisition of VIS and SOED. All shares placed in escrow shall remain in escrow until the later of 12 months from the date of closing and the date of the resolution of any claims that may arise.

Pursuant to an agreement that we had entered into with the SOED Loanholders on May 19, 2004, upon the closing of the SOED transaction, GBP 792,000 (equivalent to $1.4 million) of outstanding loan notes were repaid to SOED’s Loanholders, and GBP 1.7 million (equivalent to $3.0 million) of outstanding loan notes, which was due upon the closing, was no longer payable then but became payable as follows: the sterling equivalent of $1.0 million plus outstanding interest will become payable by us on or before September 30, 2004, and the balance, including outstanding interest, will become payable by us on or before the one year anniversary of the closing date. We are also required to pay $210,000 in cash to the advisors of the Loanholders when the loan has been repaid in full. In addition to these amounts, and in consideration of this deferral of payment, we will issue upon the closing date five-year warrants to purchase 1,071,000 shares of our common stock to the Loanholders at the lower of $0.70 and the average mid market price of our common stock for the five business days prior to exercise of the warrant, and five-year warrants to purchase 428,500 shares of our common stock to the advisors of the Loanholders at the lower of $0.70 and the average mid market price of our common stock for the five business days prior to exercise of the warrant.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) It is impracticable to file the required financial statements of each of VIS and SOED with this Form 8-K report. Registrant plans to file the required financial statements as an amendment to this Form as soon as practicable, but not later than 60 days following the date by which this report on Form 8-K is required be filed.

(b) It is impracticable to file the required pro forma financial information with this Form 8-K report. Registrant plans to file the required pro forma financial information as an amendment to this Form as soon as practicable, but not later than 60 days following the date by which this report on Form 8-K must be filed.

(c) Exhibits.

Exhibit No.	Exhibit Description
4.1	Form of Common Stock Registration Rights Agreement by and between the Registrant and each of the Sellers referenced in Exhibit 4.1(a) to this Registration Statement (incorporated by reference to Exhibit 4.10 of the Registrant’s Registration Statement on Form S-3 (File No. 333-117180) filed with the Securities and Exchange Commission on July 6, 2004).
4.1(a)	List of Sellers who entered into the Form of Common Stock Registration Rights Agreement referenced in Exhibit 4.1 with the Registrant (incorporated by reference to Exhibit 4.10(a) of the Registrant’s Registration Statement on Form S-3 (File No. 333-117180) filed with the Securities and Exchange Commission on July 6, 2004).
4.2	Form of Lock-Up Agreement by and between the Registrant and each of the Sellers referenced in Exhibit 4.2(a) with the Registrant (incorporated by reference to Exhibit 4.11 of the Registrant’s Registration Statement on Form S-3 (File No. 333-117180) filed with the Securities and Exchange Commission on July 6, 2004).
4.2(a)	List of Sellers who entered into the Form of Lock-Up Agreement referenced in Exhibit 4.2 with the Registrant (incorporated by reference to Exhibit 4.11(a) of the Registrant’s Registration Statement on Form S-3 (File No. 333-117180) filed with the Securities and Exchange Commission on July 6, 2004).
4.3	Form of Escrow Agreement by and between the Registrant and each of the Seller referenced in Exhibit 4.3(a) to this Registration Statement (incorporated by reference to Exhibit 4.12 of the Registrant’s Registration Statement on Form S-3 (File No. 333-117180) filed with the Securities and Exchange Commission on July 6, 2004).
4.3(a)	List of Sellers who entered into the Form of Escrow Agreement in Exhibit 4.3 with the Registrant (incorporated by reference to Exhibit 4.12(a) of the Registrant’s Registration Statement on Form S-3 (File No. 333-117180) filed with the Securities and Exchange Commission on July 6, 2004).
4.4	Form of Stock Purchase Warrant dated June 22, 2004 by and between the Registrant and each of the Loan Note Holders referenced in Exhibit 4.4(a) to this Registration Statement (incorporated by reference to Exhibit 4.13 of the Registrant’s Registration Statement on Form S-3 (File No. 333-117180) filed with the Securities and Exchange Commission on July 6, 2004).
4.4(a)	List of Loan Note Holders who entered into the Form of Stock Purchase Warrant referenced in Exhibit 4.4 with the Registrant (incorporated by reference to Exhibit 4.13(a) of the Registrant’s Registration Statement on Form S-3 (File No. 333-117180) filed with the Securities and Exchange Commission on July 6, 2004).
10.1	Share Purchase Agreement dated as of March 18, 2004 by and between the Registrant and each of the Sellers set forth on the execution pages thereof relating to the sale and purchase of the entire issued share capital of SOE Development Limited (incorporated by reference to Exhibit 10.7 of the Registrant’s Registration Statement on Form S-3 (File No. 333-117180) filed with the Securities and Exchange Commission on July 6, 2004).
10.2	Deed of Warranty dated March 18, 2004 by and between the Registrant and Alexander Catto and Andrew Lapping as Directors of SOE Development Limited (incorporated by reference to Exhibit 10.8 of the Registrant’s Registration Statement on Form S-3 (File No. 333-117180) filed with the Securities and Exchange Commission on July 6, 2004).
10.3	Supplemental Agreement dated May 2004 by and between the Registrant and each of the Sellers set forth on the execution pages thereof that supplements the Share Purchase Agreement dated March 18, 2004 relating to the sale and purchase of the entire issued share capital of SOE Development Limited (incorporated by reference to Exhibit 10.9 of the Registrant’s Registration Statement on Form S-3 (File No. 333-117180) filed with the Securities and Exchange Commission on July 6, 2004).

SIGNATURES

     Pursuant to the requirements of the Exchange Act, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 6, 2004	BAM! ENTERTAINMENT, INC.
	By:	/S/ STEPHEN AMBLER
		Name:	Stephen Ambler
		Title:	Chief Financial Officer